The information contained in the attached Computational Materials, Structural Term Sheet , or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information.

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Fixed Full Doc		Combined LTV								Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%			0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.07%	0.15%	0.17%	0.01%	0.12%	0.17%	0.02%	0.00%	FICO Range	Less than 560	0.63%	1.41%	1.15%	0.28%	2.80%	0.43%	0.00%	0.00%
	560 - 599	0.22%	0.24%	0.00%	0.06%	0.41%	0.30%	0.13%	0.79%		560 - 599	0.20%	0.32%	0.12%	0.01%	0.94%	0.96%	0.05%	0.00%
	600 - 619	0.07%	0.12%	0.02%	0.05%	0.12%	0.32%	0.08%	0.93%		600 - 619	0.13%	0.15%	0.03%	0.02%	0.31%	1.29%	0.03%	0.00%
	620 - 659	0.22%	0.21%	0.07%	0.02%	0.48%	0.78%	0.23%	1.69%		620 - 659	0.05%	0.09%	0.12%	0.14%	2.31%	1.66%	0.25%	0.29%
	660 - 699	0.18%	0.17%	0.06%	0.11%	0.17%	0.82%	0.10%	1.18%		660 - 699	0.04%	0.10%	0.09%	0.04%	2.05%	0.87%	0.19%	0.67%
	700 - 740	0.05%	0.00%	0.01%	0.00%	0.03%	0.29%	0.06%	0.30%		700 - 740	0.00%	0.02%	0.13%	0.04%	2.40%	0.40%	0.12%	0.34%
	740 +	0.01%	0.09%	0.00%	0.02%	0.01%	0.13%	0.03%	0.12%		740 +	0.02%	0.00%	0.01%	0.06%	0.97%	0.04%	0.06%	0.14%

Fixed Not Full Doc		Combined LTV								Non-Amortizing ARM Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%			0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.05%	0.08%	0.01%	0.00%	0.18%	0.00%	0.00%	0.00%	FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.21%	0.10%	0.00%	0.03%	0.07%	0.00%	0.00%	0.00%		560 - 599	0.01%	0.03%	0.07%	0.08%	3.04%	0.04%	0.00%	0.00%
	600 - 619	0.01%	0.07%	0.00%	0.00%	0.03%	0.06%	0.00%	0.00%		600 - 619	0.00%	0.05%	0.10%	0.14%	2.81%	0.00%	0.00%	0.00%
	620 - 659	0.32%	0.16%	0.03%	0.03%	0.15%	0.22%	0.08%	1.30%		620 - 659	0.04%	0.21%	0.23%	0.15%	5.41%	0.00%	0.00%	0.00%
	660 - 699	0.12%	0.08%	0.02%	0.03%	0.10%	0.21%	0.06%	0.98%		660 - 699	0.00%	0.11%	0.03%	0.16%	4.26%	0.00%	0.04%	0.00%
	700 - 740	0.00%	0.03%	0.00%	0.00%	0.04%	0.04%	0.01%	0.45%		700 - 740	0.00%	0.00%	0.04%	0.00%	1.65%	0.00%	0.00%	0.00%
	740 +	0.01%	0.04%	0.00%	0.00%	0.09%	0.06%	0.01%	0.08%		740 +	0.00%	0.00%	0.00%	0.02%	1.01%	0.00%	0.00%	0.00%

Amortizing ARM Full Doc		Combined LTV								Non-Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%			0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.31%	1.24%	1.02%	0.34%	1.66%	4.86%	0.00%	0.00%	FICO Range	Less than 560	0.00%	0.00%	0.02%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.13%	0.37%	0.11%	0.05%	1.41%	7.49%	0.24%	0.00%		560 - 599	0.00%	0.00%	0.00%	0.00%	0.06%	0.00%	0.00%	0.00%
	600 - 619	0.00%	0.02%	0.17%	0.07%	0.50%	2.03%	0.39%	0.15%		600 - 619	0.08%	0.07%	0.01%	0.00%	0.03%	0.00%	0.00%	0.00%
	620 - 659	0.09%	0.06%	0.04%	0.06%	0.99%	2.19%	0.41%	0.36%		620 - 659	0.04%	0.12%	0.00%	0.00%	1.04%	0.00%	0.00%	0.00%
	660 - 699	0.02%	0.09%	0.01%	0.08%	0.96%	0.84%	0.10%	0.19%		660 - 699	0.01%	0.32%	0.07%	0.07%	2.85%	0.00%	0.00%	0.00%
	700 - 740	0.00%	0.02%	0.00%	0.01%	0.06%	0.72%	0.07%	0.04%		700 - 740	0.00%	0.07%	0.00%	0.08%	1.51%	0.00%	0.00%	0.00%
	740 +	0.05%	0.00%	0.00%	0.00%	0.06%	0.37%	0.04%	0.03%		740 +	0.00%	0.00%	0.00%	0.00%	0.47%	0.00%	0.00%	0.00%

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and documentation standard:

2. Combined LTV = First Lien + Second + Silent Second

3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)

4. Approximate loan population fine

5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection, (not the loan group Freddie Mac purchasing)

6. The sum of all six FICO/CLTV grids should sum to 100% (i.e., each should not sum to 100%, unless only one applies)

Should equal 100% ---->	100.00%

80% CLTV (%)	43.59%
GT 80% CLTV (%)	40.40%

Counterparty			Collateral Info	Group	TOTAL	GWAC	AGG ARM UPB	ARM %	AGG FIX UPB	FIX %
Underwriter	Barclays		Gross WAC	7.249%	7.215%	0 - 4.5	-	0.00%	-	0.00%
Issuer	Securitized Asset Backed Receivables LLC Trust 2005-FR4		WA CLTV	82.84%	82.51%	4.5 - 5	8,717,072	0.97%	-	0.00%
Depositor	Securitized Asset Backed Receivables LLC		CLTV >80%	44.44%	40.40%	5 - 5.5	44,970,144	4.99%	-	0.00%
Seller	Fremont Investment & Loan		CLTV >90%	11.55%	12.83%	5.5 - 6	154,201,779	17.10%	29,826,748	15.18%
Aggregator	None		CLTV >95%	9.07%	10.03%	6 - 6.5	163,358,127	18.11%	26,725,082	13.60%
Rep Provider	None		LB <$50,000	4.31%	2.74%	6.5 - 7	138,072,909	15.31%	24,212,837	12.33%
Master Servicer	Countrywide Home Loans Servicing LP		LB $50k - $100k	7.90%	7.26%	7 - 7.5	116,861,402	12.96%	7,603,913	3.87%
Trustee	Wells Fargo Bank		LB $100k - $150k	14.12%	11.42%	7.5 - 8	138,034,194	15.31%	9,161,135	4.66%
MI Provider	None		WA FICO	621.7	627	8 - 8.5	62,982,564	6.98%	9,841,465	5.01%
Monoline	None		<560 FICO	19.01%	17.19%	8.5 - 9	38,344,256	4.25%	24,213,347	12.33%
Credit Manager	MortgageRamp, Inc.		560 - 600 FICO	19.42%	18.29%	9 - 9.5	15,429,475	1.71%	12,062,726	6.14%
Federal Tax Status	REMIC		SF / TH / PUD	79.48%	81.98%	9.5 - 10	9,253,393	1.03%	13,866,962	7.06%
			2-4 Family	12.96%	11.78%	10 - 10.5	3,877,145	0.43%	7,701,751	3.92%
Originators	Group (%)	Total (%)	Condo	7.56%	6.24%	10.5 - 11	4,205,207	0.47%	18,462,614	9.40%
Fremont Investment & Loan	100%	100%	Manufactured Housing (MH)	0.00%	0.00%	11 - 11.5	1,979,936	0.22%	8,080,706	4.11%
			Other	0.00%	0.00%	11.5 - 12	1,233,347	0.14%	2,408,606	1.23%
			Primary	91.57%	93.11%	12 - 12.5	295,308	0.03%	1,470,260	0.75%
			Second	0.77%	0.87%	12.5 - 13			763,663	0.39%
			Investment	7.66%	6.02%	13 - 13.5			30,774	0.02%
Servicers	Group (%)	Total (%)	Full / Alt	67.41%	62.43%	13.5 - 14			8,842	0.00%
Countrywide Home Loans Servicing	100%	100%	Stated / Limited	32.59%	37.57%	14 - 14.5
			NINA	0.00%	0.00%	14.5 +
			1st Lien	93.00%	91.79%
			2nd Lien	7.00%	8.21%	Ratings
			State 1	CA	CA	Moody's Rating	Aaa
			%	22.00%	31.45%	S&P Rating	AAA
FICO	AGG UPB	AGG %	State 2	FL	NY	Fitch Rating	AAA
< 500			%	11.12%	10.29%	DBRS Rating
500 - 519	44,123,042	4.02%	State 3	NY	FL
520 - 539	60,533,717	5.51%	%	8.81%	9.16%	Credit Enhancement
540 - 559	84,171,444	7.66%	State 4	NJ	NJ	Subordination (not including OC)		22.20%
560 - 579	74,497,856	6.78%	%	7.02%	7.48%	Prefund OC (%)		0%
580 - 599	126,358,210	11.51%	State 5	IL	MD	Initial Target OC (%)		3.50%
600 - 619	114,951,459	10.47%	%	6.08%	5.26%	Stepdown OC (%)		3.50%
620 - 639	121,599,595	11.07%	ARM / HYB	85.01%	82.11%	Stepdown Date		October 2008
640 - 659	123,512,304	11.25%	Fixed	14.99%	17.89%	Excess Interest (12m Avg, Fwd Libor)		2.23%
660 - 679	109,572,955	9.98%	Purchase	50.44%	49.68%
680 - 699	95,270,713	8.67%	Refi-RT	0.58%	0.51%	Notes
700 - 719	62,531,755	5.69%	Refi-CO	48.99%	49.82%	All non-dollar amount numbers should be formatted as percentages
720 - 739	36,677,896	3.34%	Size	$651,480,930	$1,098,257,690	Any 'Group' column refers to the collateral group that backs Freddie's class
740 - 759	22,711,926	2.07%	AVG Balance	$146,962	$180,813	Any Total' column refers to all collateral in the deal that is crossed with Freddie's (in almost all case, the total pool)
760 - 779	11,062,587	1.01%	Loan Count	4,433	6,074	For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool.
780 - 799	8,652,163	0.79%	Interest Only (IO)	19.94%	26.63%	The FICO and GWAC tables should be based on The Total pool.
800 plus	2,030,067	0.18%	Negative Amortization	0.00%	0.00%	LB is current loan balance
						For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral)
						If a particular field has no data, enter 0% or $0 rather than 'NA'
						Don't skip buckets (ie. if there there are no loans that fall into the 600-620 FICO bucket, don't leave it out, just enter 0's)